UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 20, 2020

MELINTA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Whippany Rd, Ste 280, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 617-1309

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, $0.001 Par Value	MLNTQ	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03    Bankruptcy or Receivership.
As previously disclosed, on December 27, 2019, Melinta Therapeutics, Inc. (the “Company”) and its debtor affiliates (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case No. 19-12748).
As previously disclosed, on March 31, 2020, the Debtors filed their proposed Modified Amended Joint Chapter 11 Plan of Reorganization (as amended, modified, or supplemented from time to time, the “Plan”). On April 11, 2020, following a hearing held on April 2, 2020, the Court entered an order confirming the Plan (the "Confirmation Order"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Plan.
On April 20, 2020 (the “Effective Date”), the Plan became effective. As of the Effective Date, and in accordance with the Plan, all existing equity interests in the Company (including the Company’s existing common stock and awards granted under the Company’s equity plans) have been canceled and holders of our common stock and other equity interests will not receive or retain any property on account thereof. Holders of Allowed Class 3 Secured Prepetition Credit Agreement Claims (which are secured claims held by the Supporting Lenders) have received 100% of the equity in the Reorganized Company. As of the Effective Date and in accordance with the Plan and the Confirmation Order, the common stock of the Reorganized Company will not be registered under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, listed on a national securities exchange, or quoted in the over-the-counter marketplace, and the Reorganized Company and the other Reorganized Debtors will no longer be required to, and will not, file reports or other information with the Securities and Exchange Commission.
The foregoing description of the Plan and Confirmation Order is a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Plan and Confirmation Order. A copy of the Confirmation Order (to which the Plan is attached as Exhibit A) is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 14, 2020, and is incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.
The disclosure under Item 1.03 of this Current Report is incorporated herein by reference.

Item 3.03    Material Modifications to the Rights of Security Holders.
The disclosure under Item 1.03 of this Current Report is incorporated herein by reference.

Item 5.01     Changes in Control of Registrant.
The disclosure under Item 1.03 of this Current Report is incorporated herein by reference.

Item 5.02    Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As of the Effective Date and in accordance with the Plan, David Gill, Bruce Downey, Jay Galeota, Aron Schwartz and David Zaccardelli no longer serve as members of the board of directors of the Company.
As of the Effective Date and in accordance with the Plan, the new board of directors of the Company consists of four directors. Jennifer Sanfilippo is continuing her service as director of the Company, together with the following new directors, who are appointed as of the Effective Date: Sumner Anderson, Jonathan Leff and Bryan Sendrowski.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As of the Effective Date and in accordance with the Plan, the Company has amended and restated its certificate of incorporation and its bylaws as described and included in the Plan.
The foregoing description of the amendment and restatement of each of the Company’s certificate of incorporation and bylaws in this Section 5.03 is a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the certificate of incorporation and the amended and restated bylaws of the Company. A copy of the certificate of incorporation and amended and restated bylaws of the Company are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.
On April 20, 2020, the Company issued a press release announcing the effectiveness of the Plan. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
The information contained in this Item 7.01 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, and shall not be incorporated by reference into any filings made by the Company under the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Statements Regarding the Company's Securities
As described above, as of the Effective Date, all equity interests in the Company were automatically cancelled, released, discharged and extinguished.
Cautionary Statements Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters, the timing or amount of any distributions to the Company’s stakeholders following the Effective Date. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Additional Information Regarding the Chapter 11 Case

Additional information about the Chapter 11 Case is available through the Company’s claims agent Kurtzman Carson Consultants LLC at www.kccllc.net/melinta. Information contained on, or that can be accessed through, such web site or the Court’s web site is not part of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Restated Certificate of Incorporation of Melinta Therapeutics, Inc.
3.2	Amended and Restated By-Laws of Melinta Therapeutics, Inc.
99.1	Confirmation Order, dated April 11, 2020 (incorporated by reference to Exhibit 99.1 to Melinta Therapeutics, Inc.'s Current Report on Form 8-K filed on April 14, 2020).
99.2	Press Release, dated April 20, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Melinta Therapeutics, Inc..

By:	/s/ Peter J. Milligan
Peter J. Milligan
Chief Financial Officer

Dated: April 20, 2020